UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2013

Packaging Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Field Court, Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 1, 2013, the stockholders of Packaging Corporation of America approved amendments to the Amended and Restated 1999 Long Term Equity Incentive Plan (the “Plan”). Amendments to the Plan were adopted by PCA’s Board of Directors on February 28, 2013, subject to stockholder approval at PCA’s 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”), which was held on May 1, 2013.

The Plan provides for the grant of equity awards to our employees and directors, including our executive officers. Among other things, the Plan was amended to extend the term to May 1, 2023 and to increase the number of shares that may be granted during the life of the Plan by 2,000,000 shares.

For a more detailed description of the Plan, as amended, see PCA’s Proxy Statement (the “2013 Proxy Statement”) relating to the 2013 Annual Meeting (filed with the Securities and Exchange Commission on March 22, 2013) under the caption “Approval of the Amended and Restated 1999 Long-Term Equity Incentive Plan,” which is incorporated by reference herein.

The foregoing description of the Plan is qualified in its entirety by the full text of the plan, which was included as Appendix A to the 2013 Proxy Statement and is incorporated by reference herein as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 1, 2013, Packaging Corporation of America held the 2013 Annual Meeting, at which the following proposals were voted upon and approved by PCA’s stockholders:

(a)	Election of Directors. Each of the following directors was elected to serve through the 2014 Annual Meeting of Stockholders. Votes for, votes withheld, and broker non-votes, by nominee, were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Paul T. Stecko	84,746,246	876,511	28,212	4,639,323
Mark W. Kowlzan	85,523,073	101,045	26,851	4,639,323
Cheryl K. Beebe	85,545,635	74,346	30,988	4,639,323
Hasan Jameel	85,512,538	106,814	31,617	4,639,323
Robert C. Lyons	85,520,734	98,340	31,895	4,639,323
Samuel M. Mencoff	83,883,490	1,736,464	31,015	4,639,323
Roger B. Porter	83,783,166	1,836,294	31,509	4,639,323
Thomas S. Souleles	84,352,464	1,266,346	32,159	4,639,323
James D. Woodrum	79,038,528	6,580,894	31,547	4,639,323

(b)	The stockholders approved our Amended and Restated 1999 Long-Term Equity Incentive Plan. The voting results were as follows: 83,660,596 votes for; 1,909,184 votes against; 81,189 abstentions; and 4,639,323 broker non-votes.

(c)	The stockholders approved our executive compensation on a non-binding advisory basis. The voting results were as follows: 71,642,249 votes for; 13,923,027 votes against; 85,693 abstentions; and 4,639,323 broker non-votes.

(d)	The stockholders ratified the audit committee’s appointment of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2013. The voting results were as follows: 89,805,381 votes for; 453,885 votes against; and 31,026 abstentions.

Item 7.01. Regulation FD Disclosure.

The following information, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 1, 2013, Packaging Corporation of America announced that its Board of Directors had approved a regular quarterly cash dividend of $0.3125 per share on its common stock. The quarterly dividend will be paid on July 15, 2013 to shareholders of record as of June 14, 2013. The press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(D)	Exhibits

10.1 Amended and Restated 1999 Long-Term Equity Incentive Plan*

99.1 Press Release dated May 1, 2013.

*Incorporated by reference to Appendix A to the 2013 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA

(Registrant)

By:          /s/   KENT PFLEDERER

Senior Vice President—Legal and

Administration and Corporate Secretary

Date: May 2, 2013